SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 27, 2008 (March 27, 2008)

OMRIX BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-51905 (Commission File No.)	52-2147005 (IRS Employer Identification No.)

One Rockefeller Center, Suite 2322, New York, NY (Address of principal executive offices)	10020 (Zip Code)
(212) 887-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 7.01	Regulation FD Disclosure
On March 20, 2008, we issued a press release announcing that we would webcast our Analyst and Investor Day, which was held on Thursday, March 27, 2008 at the NASDAQ MarketSite in New York City. A copy of the slide presentation presented at the conference is incorporated by reference into this Item 7.01 and is attached as Exhibit 99.1 to this report. The slide presentation is being furnished, but not filed, pursuant to Item 7.01 of this Current Report on Form 8-K. The slide presentation will be available on the Investor Relations’ section of our website at www.omrix.com and archived for 90 days.
Statements contained in Exhibit 99.1 to this Report on Form 8-K that state that we or our management’s expectations or predictions are forward-looking statements. Our actual results could materially differ from those projected in such forward-looking statements. Factors that could affect such results include those mentioned in the reports that we have filed with the Securities and Exchange Commission.

ITEM 9.01	Financial Statements and Exhibits.
     (d) Exhibits.
     99.1 Slide show presentation first presented by Omrix Biopharmaceuticals, Inc. on March 27, 2008
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Omrix Biopharmaceuticals, Inc.
Date: March 27, 2008	By:	/s/ Nanci Prado
		Name:	Nanci Prado
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slide show presentation first presented by Omrix Biopharmaceuticals, Inc. on March 27, 2008